EXHIBIT 21.1

Significant Subsidiaries of Wyndham International, Inc.

Entity	Jurisdiction
1500 Canal Street Investors II, L.P.	DE

Al Jarafe Golf SA	Spain
Atlanta American Hotel Investors, L.P.	DE

BJV Realty, Inc.	AZ

Boulders Joint Venture	AZ

Braeswood Hospitality, L.P.	TX

Braeswood Operating Corporation	TX
Brantridge Management Limited	England
C.I. General, L.L.C.	KS

C.I. Holding, L.L.C.	KS

C.I. Wichita General, L.L.C.	KS

Carnicon Holdings Corp.	FL
Carnicon Puerto La Cruz	Venezuela
Carnicon Venezuela Hotel Consultants LC	FL

Casa Marina Realty Corporation	DE
Casa Marina Realty Partnership, L.P.	DE

Centralized Operations, Inc.	AZ
CFMB, Inc.	DE
CHC Hotels & Resorts Corp.	FL
CHC Lease Partners	FL

CHC REIT Lessee Corp.	FL

CHC REIT Management Corp.	FL
Chicago-ES Holding Corp.	DE
Chicago-ES, LLC	DE

Chicago-ES Member Corp.	DE
Chicago Mezz Owner, LLC	DE
CHMB, Inc.	TX

City Centre Partnership, L.P.	DE
Clipper Hotels Limited	England
Conquistador Holding (SPE), Inc.	DE
Conquistador Holding, Inc.	DE

Conquistador Mezzanine (SPE), Inc.	DE

CPHPAH Dos Pueblos Associates, L.L.C.	DE
CV Ranch, L.P.	DE

Deuce Management Company LLC	TX
DFW/H&R, Inc.	TX
DT Des Plaines, LLC	DE
DT Des Plaines Mezz, LLC	DE

Significant Subsidiaries of Wyndham International, Inc.

Entity	Jurisdiction
DT Glenview, LLC	DE
DT Glenview Mezz, LLC	DE

DT Tallahassee GP, LLC	DE
DT Tallahassee, LP	DE

DT Tallahassee LP Holding, LLC	DE
DT Tallahassee Mezz, LP	DE

Dublin Inn, Ltd.	OH
El Conquistador Country Club, Inc.	DE
El Conquistador Ferryboat, Inc.	Puerto Rico
El Conquistador Partnership L.P., S.E.	DE

El San Juan Holding, Inc.	DE

ESJ Hotel Corporation	DE

European New Timeshare Limited	England
Ft. Lauderdale Owner, LLC	DE
Ft. Lauderdale Manager, Inc.	DE
GAH-II Corporation	DE
GAH-II, L.P.	DE
GB Hotel Management de Mexico S. de RL de C.V.	Mexico

GH (Cayman) Limited	Cayman Isl.
GH-Chicago, Inc.	IL
GH-Greenville, Inc.	TN
GH-Providence, Inc.	RI

GH Trademarks LLC	MD
GH-Wichita, Inc.	KS
GHMB, Inc.	TX
GHV-Galveston, Inc.	TX
Grand Bay Management Company	FL
Grand Heritage Hotels, Inc.	MD

Grand Heritage IP, GP	MD

Grand Heritage Real Estate Group LLC	MD

H-Cleveland, LLC	DE
H-Cleveland Mezz, LLC	DE

H-Gateway, LLC	DE
H-Gateway Mezz, LLC	DE

HMG Beverage, Inc.	TX
Hotel Venture Partners, Ltd.	FL

IHC/Burlington Corporation	VT
IHC/Denver Partnership, L.P.	DE

IHC/Maryville Hotel Corporation	DE
IHC Member Corporation	DE

IHC Mezz Owner, LLC	DE
IHC/Miami Beach Corporation	DE

Significant Subsidiaries of Wyndham International, Inc.

Entity	Jurisdiction
IHC/Park West Corporation	DE
IHC/Reach Corporation	DE
IHC Realty Corporation	DE

IHC Realty Partnership, L.P.	DE

Intercorp BV	Netherlands
Interstate Hotels, LLC	DE

Interstate/Montour Associates, Ltd.	PA
Interstone/PAH Partners, L.P.	DE

INTMB, Inc.	DE

Las Casitas Development Company Inc. (S.E.)	Puerto Rico

Las Casitas Development II, S.E.	Puerto Rico

Las Casitas Parcel II, Inc.	DE

Maryville Centre Hotel Limited Liability Company	MO

MBAH, Inc.	TX
MBWD, Inc.	IL
MDMB, Inc.	TX
Meadows Beverage Company, LLC	CA

Oxford Wyn 633 Investment Company, L.L.C.	DE

P.H.G., LLC	MD

Pagle Limited	England
PAH Batterymarch Realty Company, LLC	DE

PAH Deuce GP, LLC	DE
PAH France SARL	France
PAH GP, Inc.	DE
PAH Holding Corp.	DE
PAH Leasing LLC	DE
PAH LP, Inc.	DE
PAH Ravinia, Inc.	VA
PAH River House, L.P.	DE

PAH Union Station, Inc.	DE

PAH Windwatch LLC	DE

PAH-BV Holding Corp.	DE
PAH-BV Palace Corp.	DE
PAH-BV Palace, L.P.	DE

PAH-Columbus Holding, Inc.	DE

PAH-DT Chicago O’Hare Partners, L.P.	DE

PAH-DT Park Place Partners, L.P.	DE
PAH-DT Tallahassee Partners, L.P.	DE
PAH-Franchise Holding, Inc.	DE

PAH-GBM, LLC	DE

PAH-Grand Bay Miami, L.P.	DE

PAH-HVP General Partner Corp.	DE
PAH-HVP Holding Corp.	DE

Significant Subsidiaries of Wyndham International, Inc.

Entity	Jurisdiction
PAH-Interest Holding, Inc.	DE

PAH-Interstate Holdings, Inc.	DE
PAH-IP Holding, Inc.	DE

PAH-LB Manager Corp.	DE
PAH-Management Corporation	DE

PAH-RH, LLC	DE

PAH-Summerfield LLC	DE
PAH-T, LLC	DE
PAH-T Manager, Inc.	DE
PAH-Tampa, L.P.	DE

PAH-WMC Holding, Inc.	DE

PAH-Xerxes Holding, Inc.	DE

PAHMB, Inc.	TX
PAHMB Maryland, Inc.	MD
Park West Hotel Associates	PA

Parsippany, LLC	DE
Parsippany Mezz, LLC	DE
Patriot American Hospitality, Inc.	DE
Patriot American Hospitality Partnership, L.P. (“Patriot OP”)	VA

Patriot American UK Limited	England
Patriot Bougainvillea, LLC	DE

Patriot Grand Heritage, LLC	DE
Patriot Mezz Owner, LLC	DE

Performance Hospitality Management Corporation	DE

PHO Guaranty Corporation	DE
Pittsburgh C.I., Inc.	KS
Posadas De Puerto Rico Associates, Incorporated	DE

Posadas De Regency, Inc.	DE

Posadas De San Juan Associates	NY

PSMB, Inc.	CA
PW Land Associates Limited Partnership	PA

PWMB, Inc.	DE
R-Houston GP, LLC	DE
R-Houston, L.P.	DE

R-Houston LP, LLC	DE
R-Lisle, LLC	DE
R-Lisle Mezz, LLC	DE
Rad-Burl, LLC	DE
Rad-Burl Mezz, LLC	DE
Rad-Jose, LLC	DE
Rad-Jose Manager Corp.	DE

Significant Subsidiaries of Wyndham International, Inc.

Entity	Jurisdiction
Ravinia, LLC	DE
Ravinia Mezz, LLC	DE
Ravinia Mezz Owner, LLC	DE
Resorts Limited Partnership	DE

Resorts Limited Partnership II	DE

Resorts Services, Inc.	AZ

Rose Hall Associates Limited Partnership	TX

Royal Palace Hotel Associates	FL

S-Seattle, LLC	DE
S-Seattle Mezz, LLC	DE
SHC LP, LLC	DE
SES Fontanellas (Brantridge) Limited	England
SFMB, Inc.	DE
Stone Development SARL	France
Summerfield Hanover Owner, LLC	DE
Summerfield Hanover Manager, Inc.	DE
Summerfield Hotel Company, L.P.	KS
Summerfield Hotel Holding Company, LLC	DE
Summerfield Hotel Leasing Corporation	DE
Swatara Associates	PA

Syracuse Associates Corporation	DE
Syracuse Realty Associates, L.P.	DE
Tallahassee Mezz Owner, LLC	DE
TCC Maturin, C.A.	Venezuela

TCC Venezuela, L.C.	FL

Telluride Resort and Spa, L.P.	DE

The Great Eastern Hotel Company Limited	England

The Great Eastern Property Company Limited	England

The Key West Reach Limited Partnership	DE

The Peaks Real Estate Services, Inc.	AZ

Toledo Hotel Investors, L.P.	DE
Transatlantic Hotel Company SARL	France

Travis Real Estate Group, Inc.	TX
Travis Real Estate Group Joint Venture	TX

W-Atlanta, LLC	DE
W-Atlanta Manager Corp.	DE
W-Baltimore, LLC	DE

W-Baltimore Majority GP, LLC	DE

W-Baltimore Majority Manager Corp.	DE
W-Baltimore Manager Corp.	DE
W-Baltimore Minority GP, LLC	DE

W-Baltimore Minority Manager Corp.	DE
W-Bel Age, LLC	DE

Signifiicant Subsidiaries of Wyndham International, Inc.

Entity	Jurisdiction
W-Bel Age Mezz, LLC	DE
W-Boston, LLC	DE

W-Boston Manager Corp.	DE
W-Buttes, LLC	DE
W-Buttes Mezz, LLC	DE

W-Colinas GP, LLC	DE
W-Colinas, L.P.	DE

W-Colinas Mezz LP, LLC	DE
W-Emerald, LLC	DE
W-Emerald Mezz, LLC	DE
W-Franklin GP, LLC	DE
W-Franklin, L.P.	DE

W-Franklin Mezz LP, LLC	DE
W-Garden Atlanta, LLC	DE

W-Indiana, LLC	DE
W-Indiana Mezz, LLC	DE
W-Isla, LLC	DE
W-Novi, LLC	DE

W-Novi Manager Corp.	DE
W-Novi Mezz, LLC	DE

W-Novi Mezz Manager Corp.	DE
W-Pittsburgh, L.P.	DE

W-Pittsburgh Mezz LP, LLC	DE
W-Pittsburgh GP, LLC	DE

W-San Juan Holding Corp.	DE
W-San Juan Hotel Corp.	DE

W-Syracuse, LLC	DE
W-Syracuse Mezz, LLC	DE
W&C Estates Limited	England
Waterfront Management Corporation	DE
WCHNW, LLC	DE
WCHNW Mezz, LLC	DE
Westshaw Associates	DE
WH Interest, Inc.	TX
WHC Atlanta GP, LLC	DE
WHC Caribbean, Ltd.	Jamaica

WHC Chicago, LLC	DE
WHC Columbus Corporation	DE
WHC Franchise Corporation	DE
WHCMB, Inc.	DE
WHCMB Toronto, Inc.	Canada
WHCMB Utah Private Club Corporation	UT
WHG El Con Corp.	DE

Significant Subsidiaries of Wyndham International, Inc.

Entity	Jurisdiction
WHG Resorts & Casinos Inc.	DE

WII Baltimore Holding, Inc.	DE
WII-CIA, Inc. (f/k/a Clubhouse Inns of America)	KS

Williams Hospitality Group Inc.	DE
WKA Development S.E.	Puerto Rico
WMC Option I Corp.	DE
WMC Option I, LLC	DE
WMC Option II, LLC	DE
WMC Puerto Rico, Inc.	DE
Wy Hotels Limited	England
Wyn (Fr) Hotel Bouffemont SARL	France

Wyn (Fr) Properties SNC	France

Wyn (Fr) Resorts SARL	France
Wyn (Italy) Limited	England
Wyn (UK) Developments Limited	England
Wyn (UK) Group Services Limited	England
Wyn France SA	France
Wyn Holding Corp.	DE
Wyn Hotels (UK) Limited	England
Wyn Hotels Limited	England
Wyn International Limited	England
Wyn International Resorts Limited	England
Wyn Management Limited	England
Wyn Mezz Loan Corporation	DE
WYN Option I Corp.	DE
WYN Option II Corp.	DE
Wyn Orlando Lessee, LLC	DE

Wyn Orlando Lessee Manager Corp.	DE
WYN International Acquisition Corporation	DE
WYN-LB Manager Corp.	DE
WYN Management II, LLC	DE
WYN-Puerto Rico Management Company	DE
WYN-Res PR, LLC	DE
WYN-Res PR, L.P.	DE
WYN Security, LLC	DE
WYN Timeshare I, Inc.	DE
WYN Timeshare II, Inc.	DE
WYN Timeshare, L.P.	DE
WYN Travel, Inc.	DE
Wyndham 58th Street, LLC	DE
Wyndham (Bermuda) Management Company Ltd.	Bermuda

Significant Subsidiaries of Wyndham International, Inc.

Entity	Jurisdiction
Wyndham Canal Place, Inc.	DE
Wyndham Commerce Owner, LLC	DE
Wyndham Commerce Manager, Inc.	DE
Wyndham Condado Center, Inc.	DE
Wyndham French Holdings Limited	England
Wyndham Hotels & Resorts (Aruba) N.V.	Aruba

Wyndham Hotels & Resorts Management, Ltd.	Bermuda

Wyndham International, Inc.	DE
Wyndham International Operating Partnership, L.P. (“Wyndham OP”)	DE
Wyndham IP Corporation	DE
Wyndham Management Corporation	DE
Wyndham Peachtree Holding Corp.	DE
Wyndham Peachtree LLC	DE

Wyndham Peachtree Member Corp.	DE
Wyndham Peachtree Member, LLC	DE
Wyndham PR Technical Services, Inc.	DE
Wyndham UK Holdings Limited	England
WYNSIRF Insurance Company, Ltd.	Bermuda
Xerxes Limited	Jamaica
HEPC Anatole, Inc.	TX
HEPC Billerica, Inc.	TX
HEPC Brookfield, Inc.	TX
HEPC Buckhead, Inc.	TX
HEPC Canal Place, Inc.	DE
HEPC Charlotte, Inc.	TX
HEPC CIA, Inc.	TX
HEPC Colorado Springs, Inc.	TX
HEPC Columbus, Inc.	TX
HEPC Crowne Plaza Ravinia, Inc.	DE
HEPC Dallas Market Center, Inc.	TX
HEPC Denver Tech, Inc.	TX
HEPC Drake, Inc.	DE
HEPC Franklin Plaza, Inc.	TX
HEPC GHALP, Inc.	TX
HEPC Greenspoint, Inc.	TX
HEPC Harbour Island, Inc.	TX
HEPC Indianapolis, Inc.	TX
HEPC Laguardia, Inc.	TX
HEPC Las Colinas, Inc.	TX
HEPC Lexington, Inc.	TX
HEPC Memphis, Inc.	TX
HEPC Midtown Atlanta, Inc.	TX
HEPC Milwaukee, Inc.	TX

Significant Subsidiaries of Wyndham International, Inc.

Entity	Jurisdiction
HEPC Mt. Olive, Inc.	TX
HEPC New Orleans, Inc.	TX
HEPC Northwest Chicago, Inc.	TX
HEPC Novi, Inc.	TX
HEPC Overland Park, Inc.	TX
HEPC Park Central, Inc.	TX
HEPC Playhouse Square, Inc.	TX
HEPC Pleasanton, Inc.	TX
HEPC Pruneyard, Inc.	TX
HEPC Richmond, Inc.	TX
HEPC Salt Lake City, Inc.	TX
HEPC Schaumburg, Inc.	TX
HEPC Sugar Bay Club, Inc.	TX
HEPC Toronto, Inc.	TX
HEPC Valley River Inn, Inc.	TX
HEPC VF, Inc.	TX
HEPC Vinings, Inc.	TX
HEPC Whitney, Inc.	DE
HEPC Wilmington, Inc	TX
HEPC Windwatch, Inc.	TX
HEPC Wood Dale, Inc.	TX
PRPC, LLC	DE
WIPC, LLC	DE
WIPC Management, LLC	DE
WIPC-Buena Vista Palace, LLC	DE
Wyndham Management (Virgin Islands) Corporation	DE